UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): August 2, 2016

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 2, 2016, the Board of Directors of Emerson Electric Co. (the "Company") approved an amendment to the Company's Bylaws (the "Bylaws"), effective on that date.
The amendment adds new Sections 6 and 7 to Article VIII of the Bylaws, which provide that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for specified legal actions generally will be the United States District Court for the Eastern District of Missouri, or, in some cases the Circuit Court located in St. Louis County, Missouri or other Missouri courts.
The specified actions include: (a) any derivative action brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary or other duty owed by any current or former director, officer, employee, agent, shareholder or affiliate of the corporation to the corporation or to its shareholders, (c) any action asserting a claim against the corporation or any of its directors, officers, employees, agents or shareholders arising pursuant to any provision of the General and Business Corporation Law of Missouri, the Articles of Incorporation or the Bylaws, (d) any action asserting a claim against the corporation or any of its directors, officers, employees, agents or shareholders governed by the internal affairs doctrine, or (e) any action to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws.
The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws. The amended Bylaws, and a copy of the amended Bylaw provision marked to show changes from the prior Bylaw provision dated November 4, 2014, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number          Description of Exhibits
3.1 Bylaws of Emerson Electric Co., as amended through August 2, 2016.
3.2 Article VIII, Sections 6 and 7 of the Bylaws of Emerson Electric Co., as amended through August 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	August 4, 2016	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number          Description of Exhibits
3.1 Bylaws of Emerson Electric Co., as amended through August 2, 2016.
3.2 Article VIII, Sections 6 and 7 of the Bylaws of Emerson Electric Co., as amended through August 2, 2016.